Independent Auditors' Report


To the Shareholders and Board of
Directors of
The Humane Equity Fund:

In planning and performing our audit
of the financial statements of the
Humane Equity Fund (the "Fund") for
the year ended September 30, 2001, we
 considered its internal control,
including control activities for
safeguarding securities, in order
to determine our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
 of Form N-SAR, not to provide
assurance on the internal control.

The management of the Fund is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  Generally,
controls that are relevant to an
audit pertain to the entity's
objective of preparing financial
statements for external purposes
that are fairly presented in
conformity with generally accepted
accounting principles. Those
controls include the safeguarding
of assets against unauthorized
acquisition, use, or disposition.

Because of inherent limitations in
internal control, errors or fraud
may occur and not be detected.
Also, projection of any evaluation
of internal control to future
periods is subject to the risk that
it may become inadequate because of
changes in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of the internal
control would not necessarily
disclose all matters in the
internal control that might be
material weaknesses under
standards established by the
American Institute of Certified
Public Accountants.  A material
weakness is a condition in which
the design or operation of one
or more of the internal control
components does not reduce to a
relatively low level the risk
that misstatements caused by error
or fraud in amounts that would be
material in relation to the
financial statements being audited
may occur and not be detected
within a timely period by employees
in the normal course of performing
their assigned functions.  However,
we noted no matters involving the
internal control and its operation,
including controls for safeguarding
securities that we consider to be
material weaknesses as defined above.

This report is intended solely for
the information and use of management,
the Board of Directors of the Fund,
and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone
other than these specified parties.



New York, New York
November 13, 2001